As filed with the U.S. Securities and Exchange Commission on November 12, 2014

File No. _______________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

JOHN HANCOCK FUNDS II

(Exact Name of Registrant as Specified in Charter)

601 Congress Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)

617-663-2999
(Registrant’s Area Code and Telephone Number)

John J. Danello, Esq. 601 Congress Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)

Copies to:
Christopher P. Harvey, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Mark P. Goshko, Esq. K&L Gates LLP One Lincoln Street Boston, Massachusetts 02111

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION
STATEMENT
(Approximate Date of Proposed Public Offering)

TITLE OF SECURITIES BEING REGISTERED:
Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on December 17, 2014 pursuant to Rule 488 under the Securities Act of 1933.

JOHN HANCOCK FUNDS II

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A —Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

Emerging Leaders Fund (formerly, China Emerging Leaders Fund)
(the “fund” or “your fund”)
a series of John Hancock Funds II
601 Congress Street
Boston, Massachusetts 02210-2805

Notice of Special Meeting of Shareholders

Scheduled for December 19, 2014

This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A meeting of shareholders of the fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, December 19, 2014, at 10:00 a.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between your fund and Emerging Markets Fund, a series of John Hancock Funds II (the “Acquiring Fund”).

(Under this agreement, your fund would transfer all of its assets to the Acquiring Fund, which would assume all of your fund's liabilities, and in exchange issue corresponding shares of the Acquiring Fund having a value equal to the assets transferred less the liabilities assumed. These Acquiring Fund shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of your fund, in redemption of and in exchange for the shares of your fund.)

Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 20, 2014, are entitled to vote at the meeting and any related adjournments or postponements and follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Trustees, /s/ Christopher Sechler Christopher Sechler Assistant Secretary

Boston, Massachusetts
December 18, 2014

PROXY STATEMENT of Emerging Leaders Fund (formerly, China Emerging Leaders Fund) (the “Acquired Fund”), a series of John Hancock Funds II (“JHF II”)	PROSPECTUS for Emerging Markets Fund (the “Acquiring Fund”), a series of JHF II

The address of the Acquired Fund and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote
Proposal	Emerging Leaders Fund	Emerging Markets Fund	Emerging Leaders Fund Shareholders of Record as of October 20, 2014

How the Reorganization Will Work

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•	The Acquiring Fund will issue Class A, I and NAV shares to the Acquired Fund having a value equal to the value of the Acquired Fund’s net assets attributable to its Class A, I and NAV shares, respectively. These shares will then be distributed to the Acquired Fund’s Class A, I and NAV shareholders, respectively, in proportion to their holdings on the reorganization date.

•	The Acquired Fund will be terminated, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

•	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to consolidate the Acquired Fund with a fund having a substantially similar investment objective, policies, and strategies, and advised by the same investment advisor and subadvisor. The investment advisor of each Fund is John Hancock Advisers, LLC (“JHA” or the “Advisor”) and the subadvisor of each Fund is Dimensional Fund Advisors LP (“Dimensional” or the “Subadvisor”).

Effective November 25, 2014, the Acquired Fund's name and principal strategies were changed. As a result, the investment objective, policies, and strategies of both Funds are now substantially similar: Each Fund seeks long-term capital appreciation and invests at least 80% of its net assets (plus borrowings for investment purposes) in companies associated with emerging markets.

Similarly, effective November 25, 2014, the advisory fee rates charged to the Acquired Fund were reduced to match the advisory fee rates charged to the Acquiring Fund. Accordingly, the advisory fee rates charged to the Acquired Fund are now lower than those charged to it prior to November 25, 2014.

The overall operating expense ratios of each of the combined Fund’s share classes after the reorganization are expected to be lower than the current overall expense ratios of Acquired Fund’s corresponding share classes.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each Fund incurs substantial operating costs for, among other things, legal, accounting, transfer agency, insurance, custodial and administrative services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than either Fund would achieve separately.

If approved by shareholders of the Acquired Fund, the reorganization is expected to occur on or about December 19, 2014.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

•	The prospectuses of the Acquiring Fund for Class A, I and NAV shares dated January 1, 2014, as supplemented to date	These documents, which are included in the same envelope as this proxy statement and prospectus, are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

•	The statement of additional information (“SAI”) dated December 18, 2014, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

•	The prospectuses of the Acquired Fund for Class A, I and NAV shares dated December 1, 2013, as supplemented to date	These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

•	The annual report of the Acquired Fund for the year ended July 31, 2014	These documents and additional information about the Funds are on file with the SEC.

•	The annual report of the Acquiring Fund for the year ended August 31, 2014	Acquired Fund and Acquiring Fund documents and additional information about the Funds are available at no charge by writing to that Fund or by calling, toll-free: 1-(800) 225-5291.

•	The SAI of the Acquired Fund dated December 1, 2013, as supplemented to date

•	The SAI of the Acquiring Fund dated January 1, 2014, as supplemented to date

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-(800) 224-6312.

The date of this proxy statement and prospectus is December 18, 2014.

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of JHF II (the “JHF II Board”) to solicit proxies to be voted at a special meeting of the Acquired Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, December 19, 2014, at 10:00 a.m., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being delivered to the Acquired Fund’s shareholders on or about December 17, 2014.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, which contains the form of Agreement, and the enclosed prospectus of the Acquiring Fund, and the Acquired Fund’s annual and semi-annual reports, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on October 20, 2014, are entitled to attend and vote at the meeting or any adjourned or postponed meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

DESCRIPTION OF THE PROPOSAL

Approval of Agreement and Plan of Reorganization Between the Acquired Fund and the Acquiring Fund

A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund.

Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund which would assume all of the Acquired Fund's liabilities. The Acquiring Fund would in exchange issue corresponding shares of the Acquiring Fund having a value equal to the assets transferred less the liabilities assumed. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The JHF II Board recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

Effective November 25, 2014, the Acquired Fund’s name was changed from “China Emerging Leaders Fund” to “Emerging Leaders Fund” and its principal investment strategies were also changed to be substantially similar to the principal investment strategies of the Acquiring Fund. The following chart shows a comparison of the two Funds in several important areas. With regard to their principal investment strategies, the chart shows the principal investment strategies of the Acquired Fund that came into effect as of November 25, 2014. These are substantially identical to those of the Acquiring Fund, with certain exceptions including:

•	The Acquired Fund may invest a significant portion of its assets in exchange-traded futures contracts that are linked to the performance of equity market indices;

•	The Acquired Fund may invest in derivatives and other synthetic instruments as a substitute for direct investments;

•	The Acquired Fund continues to hold certain investments in illiquid securities acquired under its previous strategy, which holdings the subadvisor intends to reduce over time; and

•	The Acquired Fund is a non-diversified fund, while the Acquiring Fund is a diversified fund.

	Acquired Fund	Acquiring Fund
Business	Each Fund is a separate series of JHF II, an open-end management investment company organized as a Massachusetts business trust.

Net assets as of October 31, 2014	$276,004,679	$2,476,946,071

Investment advisor	John Hancock Advisers, LLC

Subadvisor	Dimensional Fund Advisors LP

Portfolio manager	Henry F. Gray, Head of Global Equity Trading and Vice President; Karen E. Umland, Senior Portfolio Manager and Vice President; Joseph H. Chi, Senior Portfolio Manager and Vice President; and Jed S. Fogdall, Senior Portfolio Manager and Vice President, are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. They have managed the Acquired Fund since 2013, and the Acquiring Fund since 2012, 2007, 2010 and 2010, respectively.

Investment objective	The Acquired Fund seeks to achieve long-term capital appreciation.	The Acquiring Fund seeks long-term capital appreciation.

Diversification	Non-diversified	Diversified

	Acquired Fund	Acquiring Fund

Principal investment strategies (as stated above, this comparison uses the principal investment strategies of the Acquired Fund that are in effect as of November 25, 2014)	Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadvisor.

The Acquired Fund’s investments may be made directly and indirectly (e.g., through derivatives and other synthetic instruments).

A company is associated with an emerging market if its securities meet the definition of “Approved Market Securities,” as defined below.

The fund seeks long-term capital appreciation through investment primarily in emerging-market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging-market countries at an earlier stage of development), authorized for investment by the Investment Committee of the subadvisor (Approved Markets) from time to time.

The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Markets securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), or other similar securities, including dual-listed securities. The fund may invest in financial services companies.

The subadvisor believes securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadvisor may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the subadvisor uses for assessing value are subject to change from time to time. In addition, the subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies. In assessing expected profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase.

The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited.

In determining what countries are eligible markets for the fund, the subadvisor may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, MSCI, and Citigroup. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadvisor takes into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets for the fund and other affiliated funds.

The Acquired Fund may use derivatives such as futures contracts and options on futures contracts to gain market exposure on uninvested cash, pending investment in securities, or to maintain liquidity to pay redemptions. The Acquired Fund also may use options, futures, options on futures, and foreign currency forward contracts as a substitute for direct investment in equities and to adjust investment and risk exposure. At times, the Acquired Fund may invest a significant portion of its assets in exchange-traded futures contracts that are linked to the performance of equity market indices that provide exposure to one or more Approved Markets. The Acquired Fund may	The Acquiring Fund may use derivatives such as futures contracts and options on futures contracts to gain market exposure on uninvested cash, pending investment in securities, or to maintain liquidity to pay redemptions. The Acquiring Fund may enter into futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States. The Acquiring Fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency to another

also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances, or exchange of one foreign currency to another currency.	currency.

The fund’s policy of seeking broad market diversification means the subadvisor will not utilize fundamental securities research techniques in identifying securities selections. Even though a company’s stock may meet the applicable market-capitalization criterion for investment, it may not be included for one or more reasons. For example, in the subadvisor’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the subadvisor in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

The Acquired Fund currently holds substantial positions in illiquid assets, some of which became illiquid subsequent to purchase by the predecessor subadvisor. Low trading volume, lack of a market maker or legal restrictions may impair the subadvisor’s ability to sell particular securities or close derivative positions at an advantageous price. The subadvisor intends to reduce these positions over time.

The Acquired Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers and may invest more of its assets in the securities of a single issuer than a diversified fund.

Approved Markets

As of the date of this prospectus, the fund is authorized to invest in the countries listed below. The subadvisor will determine, in its discretion, when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the fund and characteristics of each country’s markets. The Investment Committee of the subadvisor may also authorize other countries for investment in the future, in addition to the countries listed below. Also, the fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past. Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

• Brazil	• Mexico

• Chile	• Peru

• China	• Philippines

• Colombia	• Poland

• Czech Republic	• Russia

• Egypt	• South Africa

• Greece	• South Korea

• Hungary	• Taiwan

• India	• Thailand

• Indonesia	• Turkey

• Malaysia

Approved Market Securities

“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies, or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadvisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadvisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market securities.

Illiquid investments	Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

(As noted above, the Acquired Fund currently retains certain illiquid investments acquired under its previous strategy (in effect prior to November 25, 2014), although the subadvisor intends to sell these over time (whether or not the Reorganization occurs).)

Temporary investments	Each Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities, for the purpose of protecting the Fund in the event the subadvisor determines that market, economic, political or other conditions warrant a defensive posture.

To the extent that a Fund is in a defensive position, its ability to achieve its investment goal will be limited.

Portfolio Transition in Connection with Reorganization	In connection with the reorganization of the Acquired Fund into the Acquiring Fund, the subadvisor may transition the Acquired Fund’s portfolio in connection with such reorganization. This transition may involve the sale of a significant amount of certain portfolio securities. Accordingly, these transactions may cause the fund to not comply with its investment objectives and policies during the transition period.

Comparison of the Funds’ Classes of Shares

The following table details the expense structures of the Funds’ Class A, Class I and Class NAV shares. Currently, the Acquired Fund offers only Class NAV shares, which are held exclusively by other John Hancock funds.

Class A shares (The Acquired Fund currently does not publicly offer Class A shares.)	•	Class A shares of each Fund have the same expense structures.

	•	Investors are offered Class A shares with front-end sales charges ranging from 0.00% to 5.00% of the Fund’s offering price, depending on the amount invested. Shares received in the Reorganization will not be subject to sales charges, but the sales charges noted above will apply to subsequent purchases.

	•	There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

	•	Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

	•	Class A shares are subject to distribution and service (“Rule 12b-1”) fees equal to the annual rate of 0.30% of the average daily net assets of Class A shares.

	•	An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

Class I shares (The Acquired Fund currently does not publicly offer Class I shares.)	•	Class I shares of each Fund have the same expense structures.

	•	Class I shares are offered without front-end sales loads or CDSCs.

	•	Class I shares are not subject to any distribution and service (“Rule 12b-1”) fees.

Class NAV shares	•	Class NAV shares of each Fund have the same expense structures.

	•	Class NAV shares are offered without front-end sales loads or CDSCs.

	•	Class NAV shares are not subject to any distribution and service (“Rule 12b-1”) fees

Comparison of Buying, Selling and Exchanging Shares

Acquired and Acquiring Fund
Buying shares

Investors may buy Class A and Class I shares of the Acquiring Fund at their public offering price through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”). Permitted entities may purchase Class NAV shares of both Funds by contacting any broker-dealer or other financial service firm authorized to sell Class NAV shares of the Funds.

As noted above, the Acquired Fund currently offers only Class NAV shares and does not publicly offer Class A or I shares. All currently outstanding

Class A and I shares of the Acquired Fund are held by JHA.

Class A shares. $1,000 for non-retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

Class I shares. The minimum initial investment in the Acquiring Fund’s Class I shares is $250,000. The minimum initial investment requirement may be waived, in the Acquiring Fund’s sole discretion, for certain investors.

Class NAV shares. There is no minimum initial investment for Class NAV shares.

Minimum initial investment
Exchanging Shares

Class A and Class NAV shares. Shareholders may exchange their shares of one John Hancock fund for shares of the same class of any other John Hancock fund that offers that class, generally without paying any additional sales charges. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date. The registration for both accounts involved must be identical.

Class I shares. Shareholders may exchange their Class I shares of one fund offered in the fund family for Class I shares (if available) of other funds that are investment options under their plan, or John Hancock Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	For Class A and Class I shares, shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing. Class NAV shares are redeemable on any business day on instruction to the Fund.

Net asset value	Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after receipt of the request in good order. The NAV per share for each class of shares of each fund is determined at the close of regular trading on the New York Stock Exchange, which is typically 4:00 p.m., Eastern time.

Comparison of Expenses

Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

As the tables below indicate, the hypothetical pro forma annual operating expenses of each class of the Acquiring Fund after the Reorganization are expected to be lower than the expenses of the corresponding share class of the Acquired Fund.

The Funds’ Expenses

The following expense tables briefly describe the fees and the expenses that holders of the Class A, Class I and Class NAV shares of the Acquired Fund, and the corresponding Class A, Class I and Class NAV shares of the

Acquiring Fund, may pay if they buy and hold shares of each respective Fund. They are based on: (i) expenses paid by these classes of the Acquired Fund for the twelve-month period ended August 31, 2014 (the end of the Acquiring Fund’s most recent fiscal year) both without adjustment and, separately, with adjustments to reflect the fact that, effective November 25, 2014, the Acquired Fund’s management fee schedule has been reduced to match that of the Acquiring Fund; and (ii) estimated expenses of the Acquiring Fund for the same period. The tables also show the pro forma expenses of the Acquiring Fund (based on the Acquired Fund’s assets as of August 31, 2014) assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended August 31, 2014, i.e., on September 1, 2013. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

	Acquired Fund Class A		Acquiring Fund Class A	Acquiring Fund (Pro Forma, Assuming Reorganization with Acquired Fund) Class A
	Unadjusted	Adjusted
Shareholder fees
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00%	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account Fee (for fund balances under $1,000)	$20	$20	$20	$20
Annual Operating Expenses
Management fee	1.10%	0.95%	0.95%	0.95%
Distribution and service (Rule 12b-1) fees	0.30%	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses*	0.04%	0.04%	N/A	N/A
Other Expenses	0.31%	0.31%	0.31%	0.31%
Total fund operating expenses	1.75%	1.60%	1.56%	1.56%

	Acquired Fund Class I		Acquiring Fund Class I	Acquiring Fund (Pro Forma, Assuming Reorganization with Acquired Fund) Class I
	Unadjusted	Adjusted
Annual Operating Expenses
Management fee	1.10%	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses*	0.04%	0.04%	N/A	N/A
Other Expenses	0.29%	0.29%	0.31%	0.31%
Total fund operating expenses	1.43%	1.28%	1.26%	1.26%

	Acquired Fund Class NAV		Acquiring Fund Class NAV	Acquiring Fund (Pro Forma, Assuming Reorganization with Acquired Fund) Class NAV
	Unadjusted	Adjusted
Annual Operating Expenses
Management fee	1.10%	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses*	0.04%	0.04%	N/A	N/A
Other Expenses	0.17%	0.17%	0.13%	0.13%
Total fund operating expenses	1.31%	1.16%	1.08%	1.08%

*The Acquiring Fund and, effective November 25, 2014, the Acquired Fund, do not invest to a significant degree in other investment companies.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Acquired Fund during the 12-month period ended August 31, 2014 (both without adjustment and, separately, with the adjustment described above for advisory fee and strategy changes that have been in effect since November 25, 2014) and by the Acquiring Fund for the same period, respectively. Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended August 31, 2014, i.e., on September 1, 2013, also are included. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

	Acquired Fund Class A		Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma) (Assuming Reorganization with Acquired Fund)
	Unadjusted	Adjusted		$651 $968 $1,307 $2,264
Year 1	$669	$655	$651 $968 $1,307 $2,264
Year 3	$1,024	$980
Year 5	$1,401	$1,327
Year 10	$2,459	$2,305

	Acquired Fund Class I		Acquiring Fund Class I	Acquiring Fund Class I (Pro Forma) (Assuming Reorganization with Acquired Fund)
	Unadjusted	Adjusted		$ 128 $ 400 $ 692 $ 1,523
Year 1	$146	$130	$ 128 $ 400 $ 692 $ 1,523
Year 3	$452	$406
Year 5	$782	$702
Year 10	$1,713	$1,545

	Acquired Fund Class NAV		Acquiring Fund Class NAV	Acquiring Fund Class NAV (Pro Forma) (Assuming Reorganization with Acquired Fund)
	Unadjusted	Adjusted		$ 110 $ 343 $ 595 $ 1,317
Year 1	$133	$118	$ 110 $ 343 $ 595 $ 1,317
Year 3	$415	$368
Year 5	$718	$638
Year 10	$1,579	$1,409

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect each Fund’s performance. During each Fund’s most recent respective fiscal year, the Acquired Fund’s portfolio turnover rate was 122% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 17% of the average value of its portfolio. Following the completion of the portfolio changes resulting from the November 25, 2014 implementation of the Acquired Fund's investment strategy changes to align these with those of the Acquiring Fund, the Acquired Fund's portfolio turnover rate could be expected to be similar over time to that of the Acquiring Fund.

Comparison of Advisory and Distribution Arrangements

Advisory Fees

The Acquired Fund’s and the Acquiring Fund’s advisory and distribution arrangements are described below.

Effective November 25, 2014, the Acquired Fund’s annual advisory fee rates on average daily aggregate net assets* were reduced to match those of the Acquiring Fund. The Acquired Fund’s fee rates before and after this change are separately set forth below.

Acquired Fund
(prior to November 25, 2014)	(after November 25, 2014)	Acquiring Fund
1.10% - first $500 million 1.05% - next $500 million 1.00% - excess over $1 billion	1.00% - first $100 million 0.95% - excess over $100 million	1.00% - first $100 million 0.95% - excess over $100 million

* For each Fund, aggregate net assets includes the net assets of the other Fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust

During the fiscal year ended July 31, 2014, the Acquired Fund paid an effective advisory fee of 1.09%. During the fiscal year ended August 31, 2014, the Acquiring Fund paid an effective advisory fee of 0.94%.

From the advisory fees it receives from the Funds, JHA, and not the Funds, pays the Funds’ subadvisory fees.

Distribution Arrangements

The JHF II Board and shareholders have approved Distribution Plans for JHF II’s various classes and adopted the plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Class A shares of both Funds carry a Rule 12b-1 fee of 0.30%. Class I shares and Class NAV shares of both Funds do not pay any Rule 12b-1 fees.

Fund Performance

Past performance records of both Funds from inception through December 31, 2013 and for the nine months ended September 30, 2014, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Fund Past Performance” beginning on page 19 of this proxy statement and prospectus.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. In some instances a principal risk is identified as pertaining to one Fund and not the other. This does not mean the other Fund is not subject to such risk but only that it is not considered one of that Fund's principal risks in light of its principal investment strategies.

The following are principal risks of both Funds:

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie

Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship; the bankruptcy filings of Lehman Brothers, Chrysler, and General Motors; the sale of Merrill Lynch to Bank of America; the U.S. government support of American International Group and Citigroup; the sale of Wachovia to Wells Fargo; reports of credit and liquidity issues involving certain money market mutual funds; emergency measures by the U.S. and foreign governments banning short-selling; measures to address U.S. federal and state budget deficits; debt crises in the euro zone; and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the fund.

Recent political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.

Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Each fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. The funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the fund’s SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the fund’s SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities. See “Risk Factors—Investment Company Risk” in the fund’s SAI for further information regarding investments in other investment companies.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Sector risk

When a fund’s investments are focused in one or more sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors.

Value investment risk

Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies.

The following is considered a principal risk solely of the Acquired Fund:

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not diversified within the meaning of the Investment Company Act of 1940, as amended (1940 Act). This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•	The Reorganization is scheduled to occur at the close of business on or about Friday, December 19, 2014 (the “Closing Date”). The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. The net asset value of both Funds will be computed as of the close of regular trading on the NYSE (normally) 4:00 p.m., Eastern Time, on the Closing Date.

•	The Acquiring Fund will issue Class A, I and NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A, I and NAV shares, respectively. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A, I and NAV shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Class A, I and NAV shareholders of the Acquired Fund will become Class A, I and NAV shareholders, respectively of the Acquiring Fund. (Although the Acquired Fund does not currently publicly offer Class A or Class I shares, all currently outstanding Class A and Class I shares of the Acquired Fund are owned by JHA.)

•	After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Reasons for the Proposed Reorganization

The JHF II Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in an Acquiring Fund that has the potential to achieve stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund. The Acquiring Fund has principal investment strategies that are substantially identical to those of the Acquired Fund.

On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the Acquired Fund share classes exchanged in the Reorganization.

Board Consideration of the Reorganization

The JHF II Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of either Fund in the Reorganization or JHA (the “Independent Trustees”), considered the Reorganization at its in-person meeting held on September 24-26, 2014, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the September 24-26, 2014 meeting to recommend approval of the Reorganization, the JHF II Board, with respect to the Acquired Fund, concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the JHF II Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the JHF II Board also took into account the specific factors listed below with respect to the Acquired Fund and the Acquiring Fund, respectively, in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the JHF II Board reviewed information as of August 31, 2014.

1.	Effective November 25, 2014, certain investment policies of the Acquired Fund were revised to be substantially similar to those of the Acquiring Fund. As a result, the investment policies of the Acquired Fund and the Acquiring Fund are substantially similar in that both Funds invest in emerging market securities.

2.	Prior to November 25, 2014, the advisory fee rates of the Acquired Fund were higher than those of the Acquiring Fund. Effective November 25, 2014, the Advisor agreed to reduce the fee rates for the Acquired Fund to mirror the lower fee rates for the Acquiring Fund.

3.	The overall current and pro forma expense ratios of Class A, Class I and Class NAV shares of the Acquiring Fund are lower than those of the corresponding share classes of the Acquired Fund.

4.	The JHF II Board reviewed the historical performance of the Acquired Fund relative to that of the Acquiring Fund and in comparison to the relevant benchmarks. The JHF II Board reviewed each fund’s performance as of August 31, 2014. The JHF II Board considered the fact that the absolute performance returns of the Acquiring Fund and the Acquired Fund over the one-year period then ended have been essentially the same.

5.	Management believes that the Reorganization would permit your fund’s shareholders to pursue a similar investment objective in a larger fund. Both Funds seek long-term capital appreciation. Following the Acquired Fund’s change in investment strategy effective November 25, 2014, each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets.

The Board noted the principal investment policy differences between the funds:

•	The Acquired Fund is classified as a non-diversified investment company, whereas the Acquiring Fund is classified as a diversified fund;

•	The Acquired Fund may invest a significant portion of its assets in exchange-traded futures contracts that are linked to the performance of equity market indices; and

•	The Acquired Fund may invest in derivatives and other synthetic investments as a substitute for direct investments; and

•	The Acquired Fund continues to hold certain illiquid investments acquired under its previous strategy, although the subadvisor intends to sell these over time (whether or not the reorganization occurs).

6.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization. JHA provides the same advisory services to both Funds and DFA serves as each Fund’s subadvisor.

7.	The Reorganization will not result in any dilution of the value of shareholder holdings.

8.	The Reorganization is not expected to be a taxable event for federal income tax purposes.

9.	The Reorganization will result in a combined fund that may be better positioned in the market to increase asset size and achieve economies of scale, enabling shareholders to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than either Fund would achieve separately.

In approving the Reorganization and the Agreement, the JHF II Board, including the Independent Trustees, was aware that the Advisor may benefit from the Reorganization, as there may be a small increase in administrative efficiencies as a result of the reduced number of funds.

The JHF II Board has also approved the Reorganization and the Agreement on behalf of the Acquiring Fund.

FUND PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund and the Acquiring Fund, which may help provide an indication of each Fund’s risk. Effective November 25, 2014, the Fund changed its name from “China Emerging Leaders Fund” to “Emerging Leaders Fund” and changed its principal investment strategy to invest in securities of emerging market companies (as described in “Comparison of the Fund’s Organization, Investment Objectives, Strategies and Policies”). The performance information presented below reflects management of each Fund consistent with investment policies in effect during the periods shown, and might have been different if the Fund’s investments had been managed under its current investment policies. The value of the Acquired Fund’s historical performance information is, therefore, limited given that such performance was attained when the Acquired Fund pursued a different investment strategy and was subject to different associated risks.

The bar charts and tables below illustrate the risks of investing in each Fund. The bar charts show the changes in the performance of each Fund’s Class A shares from year to year. The returns in the bar charts do not reflect sales charges and would be lower if they did.

The tables compare the average annual total returns of each class of shares of each Fund to those of each Fund’s respective benchmark, both of which are broad-based securities market indices. Class A performance is shown both before and after taxes. All returns assume reinvestment of dividends and distributions.

Past performance before and after taxes is no guarantee of future results. Performance of each share class will vary from the performance of the other share classes because of differences in sales charges and expenses.

Emerging Leaders Fund

Calendar Year Total Returns — Class A Shares

Best quarter: 11.46% (Quarter ended Q4’12)
Worst quarter: -15.22% (Quarter ended Q2’13)
Year to date: 6.07% (Quarter ended Q3’14)

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest Class A quarterly return was 11.46% for the quarter ended 12/31/12, and the lowest Class A quarterly return was -15.22 % for the quarter ended 6/30/13.

Average Annual Total Returns for Period Ended December 31, 2013

	1 Year	Since Inception (12-29-11)
Class A before tax	-13.60%	-2.59%
Class A after tax on distributions(1)	-14.56%	-3.70%
Class A after tax on distributions, with sale(1)	-7.59%	-2.33%
Class I before tax	-13.34%	-2.24%
Class NAV before tax	-13.23%	-2.14%
MSCI China Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	-3.96%	12.89%

(1)	After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Emerging Markets Fund

Calendar Year Total Returns — Class A Shares

Best quarter: 48.67 (Quarter ended Q2’09)
Worst quarter: -27.68 (Quarter ended Q4’08)
Year to date: 2.83% (Quarter ended Q3’14)

Average Annual Total Returns for Period Ended December 31, 2013

	1 Year	5 Years	Since Inception (05-01-07)
Class A before tax	-3.40%	15.90%	2.80%
Class A after tax on distributions(1)	-3.59%	15.39%	2.11%
Class A after tax on distributions, with sale(1)	-1.54%	13.01%	2.08%
Class I before tax	-3.02%	16.40%	3.25%
Class NAV before tax	-2.87%	16.58%	3.40%
MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	-2.27%	15.15%	3.25%

(1)	After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from Dechert LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and that, with respect to the Reorganization, for federal income tax purposes

•	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

•	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The Acquired Fund has sold and expects to continue to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets could result in taxable gains to the fund’s shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax free. Capital losses of the Acquired Fund may be available to offset any such taxable gains.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund’s own losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their shareholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).

Termination of Agreement. The JHF II Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The Acquired Fund will bear the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement. However, if the Reorganization is not consummated, then JHA, investment advisor of the Acquired and Acquiring Funds, will bear all the costs and expenses in connection with the Reorganization.

CAPITALIZATION

With respect to the proposal, the following table sets forth the capitalization of each Fund as of August 31, 2014, the most recent fiscal year end of the Acquiring Fund, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed in the Reorganization.

Fund	Share Class	Net Assets	NAV	Shares Outstanding
Emerging Leaders (Acquired Fund)	Class A	Less than $500,000	$10.04	10,000
	Class I	Less than $500,000	$10.08	10,000
	Class NAV	$283,007,844	$10.08	28,071,076
Emerging Markets (Acquiring Fund)	Class A	$336,727,352	$11.32	29,746,655
	Class I	$50,630,087	$11.32	4,471,836
	Class NAV	$2,229,566,023	$11.34	196,655,292
Decrease in net assets to reflect the estimated expense of the Reorganization and decrease in outstanding shares relative to net asset value upon the Reorganization	Class A	($31)	($0.00)	(1,133)
	Class I	($31)	($0.00)	(1,102)
	Class NAV	($87,938)	($0.00)	(3,122,231)
Emerging Markets (Acquiring Fund) (pro forma assuming Reorganization with Emerging Leaders)	Class A	$336,827,728	$11.32	29,755,522
	Class I	$50,730,817	$11.32	4,480,734
	Class NAV	$2,512,485,929	$11.34	221,604,137

If the Reorganization had taken place on August 31, 2014, approximately 0.89 Class A shares of would have been issued for each Class A share of the Acquired Fund, 0.89 Class I shares of the Acquiring Fund would have been issued for each Class I share of the Acquired Fund, and 0.89 Class NAV shares of the Acquiring Fund would have been issued for each Class NAV share of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

Type of Information	Headings in Each Fund’s Prospectus

Investment objective and policies	Fund summary: Investment objective; Principal investment strategies; Principal risks Fund details: Principal investment strategies; Principal risks of investing

Portfolio management	Fund summary: Portfolio management Who’s who: Investment advisor; Subadvisor

Expenses	Fund summary: Fees and expenses

Custodian	Who’s who: Custodian

Shares of beneficial interest	Your account: Who can buy shares

Purchase of shares

Fund summary: Purchase and sale of fund shares

Your Account: Who can buy shares; How sales charges are calculated (Class A only); Sales charge reductions and waivers (Class A only); Opening an account; Buying shares (Class A and Class I only), Transaction policies, Additional investor services

Redemption or sale of shares	Your account: Selling shares, How sales charges are calculated (Class A only), Transaction policies, Additional investor services

Dividends, distributions and taxes	Your account: Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the JHF II Board, including the Independent Trustees, approved the Reorganization. In particular, the JHF II Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees unanimously recommend that shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

JHA does not consider the Reorganization to involve any material conflict of interest regarding JHA, although the Reorganization may provide a modest benefit to JHA, as there may be a small increase in administrative efficiencies as a result of the reduced number of funds.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of the Acquired Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a “majority of the outstanding shares of the Acquired Fund entitled to vote” on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” in person at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction	Considered “present” at the meeting.	Voted “for” a proposal.

(other than Broker Non-Vote)

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the JHF II Board will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Fund; by personnel of the Acquired Fund’s investment advisor, JHA. It is estimated that there will be negligible costs associated with soliciting proxies.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of JHF II;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of JHF II (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 20, 2014 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Acquired Fund	Shares Outstanding
Class A	10,000.000
Class I	10,000.000
Class NAV	28,071,075.81

Total

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. Pursuant to the JHF II By-Laws, a majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Other Business

The JHF II Board knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Shareholders’ Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the Acquired Fund or the Acquiring Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

Acquired Fund

To the knowledge of the Acquired Fund, as of October 20, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of beneficial interest of each class of the Acquired Fund:

Names and Addresses of Owners of More Than 5% of Shares	Share Class	Percent owned (Type of Ownership)
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	A	100%
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	I	100%
JHF II LIFESTYLE BALANCED FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	28.88%

Names and Addresses of Owners of More Than 5% of Shares	Share Class	Percent owned (Type of Ownership)
JHF II LIFESTYLE GROWTH FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	39.24%
JHF II LIFESTYLE AGGRESSIVE FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	13.73%

All of the Class A and I shares of the Acquired Fund outstanding on the Record Date were owned by JHA. All of the Class NAV shares of the Acquired Fund were owned by other John Hancock funds. Under voting policies approved by the JHF II Board, JHA may vote in its discretion shares of underlying funds held by other John Hancock funds where (i) the proposal is not deemed to present a material conflict of interest; and (ii) no shareholders (other than affiliated parties) are being asked to vote on the same matter. JHA intends to vote the Class NAV shares of the Acquired Funds held by these other John Hancock funds, as well as the Class A and I shares it owns, in accordance with the recommendation of the JHF II Board and For the Reorganization.

Acquiring Fund

To the knowledge of the Acquiring Fund, as of October 20, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of beneficial interest of each class of the Acquiring Fund:

Names and Addresses of Owners of More Than 5% of Shares	Share Class	Percent owned (Type of Ownership)
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	A	6.37%
AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	A	87.83%
JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF TIMOTHY F MASTIN 5 BETTY ANN DR RENSSELAER NY 12144-9645	C	5.65%
JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KING MENDELSOHN 862 N NORMAN PL LOS ANGELES CA 90049-1546	C	7.92%
AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	C	8.75%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	C	14.10%

Names and Addresses of Owners of More Than 5% of Shares	Share Class	Percent owned (Type of Ownership)
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	C	28.69%
STRAFE & CO FBO LINDEN VENTURE PARTNERS LLC A64911000 PO BOX 6924 NEWARK DE 19714-6924	I	6.77%
STRAFE & CO FBO US RUSSIA FOUNDATION A47603005 PO BOX 6924 NEWARK DE 19714-6924	I	7.02%
STRAFE & CO RR 63547005 PO BOX 6924 NEWARK DE 19714-6924	I	7.12%
STRAFE & CO FBO WARREN AND MARY LYNN STALEY JTW A15463002 PO BOX 6924 NEWARK DE 19714-6924	I	7.98%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	I	9.91%
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	I	26.29%
MG TRUST COMPANY CUST FBO MICHAEL ZUBER SOLE PROPRIETOR 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	5.75%
MG TRUST COMPANY CUST FBO MALLOCH CAPITAL MANAGEMENT 717 17TH ST STE 1300 DENVER CO 80202-3304	R6	9.18%
ASCENSUS TRUST COMPANY FBO THE PARTNERS GROUP LTD 401K PSP 216712 PO BOX 10577 FARGO ND 58106-0577	R6	9.26%
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	R6	71.17%
JHF II LIFESTYLE BALANCED FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	24.15%

Names and Addresses of Owners of More Than 5% of Shares	Share Class	Percent owned (Type of Ownership)
JHF II LIFESTYLE GROWTH FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	35.23%
JHF II LIFESTYLE AGGRESSIVE FUND JOHN HANCOCK FUNDS II 601 CONGRESS STREET BOSTON, MA 02210-2804	NAV	17.32%

As of October 20, 2014, the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of each Fund.

EXPERTS

The financial highlights and financial statements of each of the Acquired Fund and the Acquiring Fund, included in that Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2014 and August 31, 2014, respectively (each, an “Annual Report”), have been independently audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds.

Each Fund will furnish, without charge, a copy of its Annual Report to any shareholder upon request. These financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [                  ], 2014, by and between Emerging Leaders Fund (formerly China Emerging Leaders Fund) (the “Acquired Fund”) and Emerging Markets Fund (the “Acquiring Fund”), each a separate series of John Hancock Funds II (the “Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its Class A, Class I and Class NAV shares in exchange for Class A, Class I and Class NAV shares of the Acquiring Fund (the “Reorganization Shares”); and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “Declaration”), and the 1940 Act.

(c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquiring Fund has furnished the Acquired Fund with: (i) the annual report of the Acquiring Fund for the fiscal year ended August 31, 2014, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm (“PwC”); which fairly presents the financial condition and result of operations of the Acquiring Fund as of August 31, 2014, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquiring Fund as of August 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all

Exh. A-1

known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust (the “Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the Trust’s By-laws, dated June 28, 2005, as may be amended (the “By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed in writing to the Acquired Fund prior to the Valuation Time.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

Exh. A-2

(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund’s shares.

(n) The Reorganization Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class I and Class NAV shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Reorganization Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(o) At or prior to the Closing Date, the Reorganization Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Reorganization Shares to the Acquired Fund.

(q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	Representations and Warranties of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Trust is a duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Declaration and the 1940 Act.

(c) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the

Exh. A-3

Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has furnished the Acquiring Fund with: (i) the annual report of the Acquired Fund for the fiscal year ended July 31, 2014, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm; which fairly presents the financial condition and result of operations of the Acquired Fund as of July 31, 2014, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of July 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund that assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Neither the Trust nor the Acquired Fund is obligated under any provision of the By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed in writing to the Acquiring Fund prior to the Valuation Time.

(j) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k) As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof

Exh. A-4

(except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund will not sell or otherwise dispose of any of the Reorganization Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the liabilities of the Acquired Fund, in exchange for that number of Reorganization Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Reorganization Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of

Exh. A-5

such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 pm, Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h) The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Declaration and By-laws to consummate the Reorganization.

4.	Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Reorganization Shares having an aggregate net asset value equal to the aggregate value of the assets of the Acquired Fund attributable to Class A, Class I and Class NAV shares of the Acquired Fund on such date less the value of the liabilities attributable to Class A, Class I and Class NAV shares, respectively, of the Acquired Fund assumed by the Acquiring Fund on that date; determined as hereinafter provided in this Section 4.

(b) The net asset value of the Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Reorganization Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

Exh. A-6

(e) The Acquiring Fund shall issue the Reorganization Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Reorganization Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Reorganization Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	Payment of Expenses.

(a) Except as otherwise provided in this Section 5, the Acquired Fund will bear all of any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Reorganization Shares under applicable state and federal laws.

(b) In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment adviser of the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b) The Trust, on behalf of the Acquired Fund, will, prior to the Closing Date, call a meeting of its shareholders to be held to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Reorganization Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

Exh. A-7

(e) The Trust shall:

(i) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration and By-laws, the 1940 Act and any other applicable law;

(ii) not make any distributions of any Reorganization Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP, special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert LLP).

(h) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i) After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.	Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Reorganization Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on December 19, 2014, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

Exh. A-8

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That the Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Board certified by the Trust’s Secretary.

(b) That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Trust’s President (or any Vice President) or its Treasurer, and a certificate signed by the Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Trust’s President (or any Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Fund shall have received the opinion(s) of Dechert LLP, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i) the Acquiring Fund is a separate series of the Trust, both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv) neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of

Exh. A-9

any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v) the Reorganization Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained or accomplished under the 1933 Act, 1934 Act, the 1940 Act or state securities laws or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquired Fund shall have obtained an opinion from Dechert LLP, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as Dechert LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.	Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board, on behalf of the Acquired Fund, and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by the Trust’s Secretary or Assistant Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Trust’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Trust’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and

Exh. A-10

warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of Dechert LLP, special counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Acquired Fund is a separate series of the Trust, both the Acquired Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained or accomplished under the 1933 Act, 1934 Act, the 1940 Act or state securities laws or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from Dechert LLP, special counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as Dechert LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

Exh. A-11

10.	Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i) by consent of the Board;

(ii) by the Board, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board; or

(iii) by the Board, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by December 19, 2015, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Board.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board, if, in the judgment of the Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Reorganization Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party

Exh. A-12

shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Other Matters.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Emerging Leaders Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Emerging Markets Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of the Trust, on behalf of each Fund, hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund, as provided in the Declaration. The execution and delivery of this Agreement has been authorized by the Board on behalf of each Fund and signed by its authorized officers, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust on behalf of the relevant Fund, as provided in the Declaration.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

Exh. A-13

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,

on behalf of its series, Emerging Leaders Fund (formerly China Emerging Leaders Fund)

By: _________________________________

Name: _______________________________

Title: ________________________________

JOHN HANCOCK FUNDS II,

on behalf of its series, Emerging Markets Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: _______________________________

Title: ________________________________

Exh. A-14

EXHIBIT B

FINANCIAL HIGHLIGHTS OF THE FUNDS

Emerging Leaders Fund

Class A Shares

Per share operating performance	7-31-14	7-31-13	7-31-12[1]
Net asset value, beginning of period	$8.65	$9.32	$10.00

Net investment income (loss)[2]	0.10	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	1.47	(0.29)	(0.70)
Total from investment operations	1.57	(0.31)	(0.68)
Less distributions
From net investment income	--[3]	--	--
From net realized gain	(0.26)	(0.36)	--
Total distributions	(0.26)	(0.36)	--
Net asset value, end of period	$9.96	$8.65	$9.32
Total return(%)[4,5]	18.61	(3.96)	(6.80)[6]
Ratios and supplemental data
Net assets, end of period (in millions)	--[7]	--[7]	--[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.76[9]	1.83[8]
Expenses including reductions	1.69	1.76	1.80[8]
Net investment income (loss)	1.07	(0.20)	0.35[8]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

2 Based on average daily shares outstanding.

3 Less than $0.005 per share.

4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

5 Does not reflect the effect of sales charges, if any.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

9 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

Exh. B-1

Emerging Leaders Fund

Class I Shares

Per share operating performance	7-31-14	7-31-13	7-31-12[1]
Net asset value, beginning of period	$8.68	$9.34	$10.00

Net investment income (loss)[2]	0.13	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.48	(0.29)	(0.70)
Total from investment operations	1.61	(0.27)	(0.66)
Less distributions
From net investment income	(0.03)	(0.03)	--
From net realized gain	(0.26)	(0.36)	--
Total distributions	(0.29)	(0.39)	--
Net asset value, end of period	$10.00	$8.68	$9.34
Total return(%)[3]	19.11	(3.61)	(6.60)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	--[5]	--[5]	--[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.37	1.44[6]
Expenses including reductions	1.37	1.37	1.44[6]
Net investment income (loss)	1.40	0.19	0.72[6]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

2 Based on average daily shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

Exh. B-2

Emerging Leaders Fund

Class NAV Shares

Per share operating performance	7-31-14	7-31-13	7-31-12[1]
Net asset value, beginning of period	$8.69	$9.34	$10.00

Net investment income (loss)[2]	0.10	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.51	(0.30)	(0.71)
Total from investment operations	1.61	(0.26)	(0.66)
Less distributions
From net investment income	(0.04)	(0.03)	--
From net realized gain	(0.26)	(0.36)	--
Total distributions	(0.30)	(0.39)	--
Net asset value, end of period	$10.00	$8.69	$9.34
Total return(%)[3]	19.12	(3.41)	(6.60)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$281	$331	$285
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.27	1.34[5]
Expenses including reductions	1.25	1.27	1.34[5]
Net investment income (loss)	1.12	0.36	0.84[5]
Portfolio turnover (%)	122	51	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

2 Based on average daily shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4 Not annualized.

5 Annualized.

Exh. B-3

Emerging Markets Fund

Class A Shares

Per share operating performance	8-31-14	8-31-13	8-31-12	8-31-11[1]
Net asset value, beginning of period	$9.58	$9.59	$10.65	$12.23

Net investment income (loss)[2]	0.16	0.09	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.72	(0.03)	(1.10)	(1.68)
Total from investment operations	1.88	0.06	(0.99)	(1.58)
Less distributions
From net investment income	(0.14)	(0.07)	(0.06)	--
From net realized gain	--	--	(0.01)	--
Total distributions	(0.14)	(0.07)	(0.07)	--
Net asset value, end of period	$11.32	$9.58	$9.59	$10.65
Total return(%)[3,4]	19.83	0.60	(9.25)	(12.92)[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$337	$32	$14	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56	1.74[7]	1.96	2.26[6]
Expenses including reductions	1.56	1.74	1.75	1.75[6]
Net investment income (loss)	1.57	0.85	1.10	2.29[6]
Portfolio turnover (%)	17	7	23	11[8]

1 The inception date for Class A shares is 3-31-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5 Not annualized.
6 Annualized.
7 Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
8 Portfolio turnover is shown for period from 9-1-10 to 8-31-11.

Exh. B-4

Emerging Markets Fund

Class I Shares

Per share operating performance	8-31-14	8-31-13	8-31-12	8-31-11[1]
Net asset value, beginning of period	$9.59	$9.60	$10.67	$12.23

Net investment income (loss)[2]	0.12	0.13	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.79	(0.01)	(1.06)	(1.69)
Total from investment operations	1.91	0.12	(0.95)	(1.56)
Less distributions
From net investment income	(0.18)	(0.13)	(0.11)	--
From net realized gain	--	--	(0.01)	--
Total distributions	(0.18)	(0.13)	(0.12)	--
Net asset value, end of period	$11.32	$9.59	$9.60	$10.67
Total return(%)[3]	20.18	1.13	(8.87)	(12.76)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$67	$126	$250
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.21	1.23	1.26[5]
Expenses including reductions	1.25	1.21	1.23	1.26[5]
Net investment income (loss)	1.14	1.29	1.11	2.99[5]
Portfolio turnover (%)	17	7	23	11[6]

1 The inception date for Class I shares is 3-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for period from 9-1-10 to 8-31-11.

Exh. B-5

Emerging Markets Fund

Class NAV Shares

Per share operating performance	8-31-14	8-31-13	8-31-12	8-31-11	8-31-10	8-31-09
Net asset value, beginning of period	$9.60	$9.61	$10.68	$10.82	$9.09	$9.47
Net investment income (loss)[1]	0.15	0.13	0.14	0.15	0.08	0.10
Net realized and unrealized gain (loss) on investments	1.79	--	(1.08)	0.61	1.77	(0.19)
Total from investment operations	1.94	0.13	(0.94)	0.76	1.85	(0.09)
Less distributions
From net investment income	(0.20)	(0.14)	(0.12)	(0.09)	(0.08)	(0.16)
From net realized gain	--	--	(0.01)	(0.81)	(0.04)	(0.13)
Total distributions	(0.20)	(0.14)	(0.13)	(0.90)	(0.12)	(0.29)
Net asset value, end of period	$11.34	$9.60	$9.61	$10.68	$10.82	$9.09
Total return(%)[2]	20.46	1.25	(8.71)	6.13	20.43	1.07
Ratios and supplemental data
Net assets, end of period (in millions)	$2,230	$2,163	$2,107	$2,099	$1,590	$1,037
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.08	1.07	1.07	1.08	1.07
Expenses including reductions	1.08	1.08	1.07	1.07	1.08	1.07
Net investment income (loss)	1.46	1.30	1.49	1.25	0.81	1.39
Portfolio turnover (%)	17	7	23	11	29	32

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Exh. B-6

STATEMENT OF ADDITIONAL INFORMATION

December 18, 2014

EMERGING LEADERS FUND (formerly, China Emerging Leaders Fund)
(the “Acquired Fund,” a series of John Hancock Funds II)

AND

EMERGING MARKETS FUND
(the “Acquiring Fund,” a series of John Hancock Funds II)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated December 18, 2014). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired and Acquiring Funds are separate series of John Hancock Funds II, a Massachusetts business trust (“JHF II”). Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated December 18, 2014 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on December 19, 2014.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, Massachusetts 02205-5913
(800) 225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The SAI dated December 1, 2013 of JHF II with respect to the Acquired Fund (the “Acquired Fund SAI”)

2.	The SAI dated January 1, 2014 of JHF II with respect to the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of JHF II for the fiscal year ended July 31, 2014 with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Annual Report of JHF II for the fiscal year ended August 31, 2014 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”)

5.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to Post-Effective Amendment No. 110 to JHF II’s registration statement on Form N-1A (File Nos. 811-21779 and 333-126293), as filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2013 (Accession No. 0001133228-13-004717).

The Acquiring Fund SAI is incorporated by reference to Post-Effective Amendment No. 116 to JHF II’s registration statement on Form N-1A (File Nos. 811-21779 and 333-126293), as filed with the SEC on December 23, 2013 (Accession No. 0001133228-13-005161).

The Acquired Fund Annual Report is incorporated by reference to JHF II’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on September 26, 2014 (Accession No. 0000928816-14-001542).

The Acquiring Fund Annual Report is incorporated by reference to JHF II’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on October 28, 2014 (Accession No. 0000928816-14-001693).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report of JHF II with respect to the Acquired Fund dated July 31, 2014, which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended August 31, 2014 is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at September 1, 2013. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Both the Acquired Fund and the Acquiring Fund are advised by John Hancock Advisers, LLC (“JHA”) and subadvised by Dimensional Fund Advisors LP (“Dimensional”). The Acquired Fund is a non-diversified series of JHF II and the Acquiring Fund is a diversified series of JHF II.

The purpose of the Reorganization is to combine two funds with equivalent investment objectives and substantially similar investment strategies. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquired Fund has outstanding three classes of shares: Class A shares, Class I shares, and Class NAV shares. Class A shares are subject to annual distribution and service (Rule 12b-1) fees of 0.30% of the average daily net assets of such shares.

In connection with the Reorganization, Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund, and Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund. Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.30% of the average daily net assets of Class A shares. Class I shares and Class NAV shares of the Acquiring Fund are not subject to any distribution and service (Rule 12b-1) fees.

As of August 31, 2014, the net assets of the Acquired Fund amounted to approximately $283,209,012 and the net assets of the Acquiring Fund amounted to approximately $2,617,338,288. The net assets for the combined Fund as of that date would have been approximately $2,900,459,300 reflecting a reduction of $88,000 due to estimated reorganization costs.

Each Fund pays its investment advisor management fees equal to an annual percentage of its average daily net assets. For each Fund, aggregate net assets includes the net assets of the other Fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust. On November 25, 2014, the Acquired Fund’s annual advisory management fees were reduced to 0.95% of the Acquired Fund’s average daily aggregate net assets. The Acquiring Fund also pays JHA annual advisory management fees equal to 0.95% of the Acquiring Fund’s average daily aggregate net assets.

The advisory fee breakpoints for the Acquired Fund prior to November 25, 2014 were:

First $500 million of Net Assets	1.10%
Next $500 million of Net Assets	1.05%
Excess over $1 billion of Net Assets	1.00%

The advisory fee breakpoints for the Acquired Fund effective November 25, 2014 are:

First $100 million of Net Assets	1.00%
Excess over $100 million of Net Assets	0.95%

The advisory fee breakpoints for the Acquiring Fund are:

First $100 million of Net Assets	1.00%
Excess over $100 million of Net Assets	0.95%

JHA, and not the Funds, pays subadvisory fees to Dimensional from the advisory fees it collects from each of the Funds.

The following table identifies the various service providers to the Funds, other than each Fund’s investment advisor and subadvisor. Each of these service providers has entered into an agreement with JHF II that governs the provision of services to the Funds.

Acquired and Acquiring Fund
Distributor	John Hancock Funds, LLC John Hancock Signature Services, Inc. State Street Bank and Trust Company
Transfer agent
Custodian
Independent registered public accounting firm	PricewaterhouseCoopers LLP

On a pro forma basis, using gross fees and expenses for the Acquiring Fund, for the twelve months ended August 31, 2014, the proposed reorganization would have resulted in a $455,257 decrease in management fees, and a decrease in other operating expenses (including audit fees) of approximately $62,380, resulting in a decrease of approximately 0.02% in the gross operating expense ratio.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares.

The Acquired Fund will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization. However, in the event that the Reorganization is not consummated, JHA will bear the costs incurred in connection with the Reorganization.

PART C

OTHER INFORMATION

Item 15. Indemnification

 No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Funds II (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 333-126293 and 811-21779) as filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2014 (accession no. 0001133228-14-002932), which information is incorporated herein by reference.

Item 16. Exhibits

Description*

Exhibit Number	* Unless otherwise stated, all filing references are to File No. 333-126293.

1(a)	Agreement and Declaration of Trust dated June 28, 2005 – previously filed as exhibit (a) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.

1(b)	Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 – previously filed as exhibit (a)(2) to pre-effective amendment no. 1 filed on September 30, 2005, accession number 0000950135-05-005616.

1(c)	Amendment dated September 29, 2006, to the Amended and Restated Declaration of Trust dated August 12, 2005 – previously filed as exhibit (a)(3) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

1(d)	Amendment dated July 9, 2008 to the Amended and Restated Declaration of Trust dated August 12, 2005 relating to amending and restating of Section 8.4 – previously filed as exhibit (a)(4) to post-effective amendment no. 28 filed on December 24, 2009, accession number 0000950135-09-073185.

1(e)	Amendment dated September 26, 2008 to the Amended and Restated Declaration of Trust dated August 12, 2005 relating to amending and restating of Section 2.14 – previously filed as exhibit (a)(4) to post-effective amendment no. 22 filed on December 24, 2008, accession number 0000950135-08-008571.

2	By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit (a) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization - Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

5	Not Applicable.

6(a)	Advisory Agreement dated January 1, 2014, between John Hancock Funds II and John Hancock Advisers, LLC – previously filed as exhibit (d)(1)(y) to post-effective amendment no. 116 filed on December 24, 2013, accession number 0001133228-13-005161.

1

Description*

Exhibit Number	* Unless otherwise stated, all filing references are to File No. 333-126293.

6(b)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Dimensional Fund Advisors LP – previously filed as exhibit (d)(8) to post-effective amendment no. 134 filed on June 26, 2014.

7	Distribution Agreement dated October 17, 2005 between Registrant and John Hancock Funds, LLC – previously filed as exhibit (e) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

8	Not Applicable

9	Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g) to post-effective amendment no. 22 filed on December 24, 2008, accession number 0000950135-08-008571.

10(a)	Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares – previously filed as exhibit (m)(3) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

10(b)	Rule 18f-3 Plan. Amended Multiple Class Plan, dated as of March 2007, as amended December 16, 2011, pursuant to Rule 18f-3 – previously filed as exhibit (n)(1) to post-effective amendment no. 69 filed on February 29, 2012, accession number 0000950123-12-003792.

11	Opinion and Consent of Counsel — Filed herewith.

12	Form of Opinion as to Tax Matters and Consent — Filed herewith.

13	Not Applicable.

14(a)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

14(b)	Consent of Dechert LLP – Filed herewith.

15	Not Applicable

16	Powers of Attorney for all Trustees — Filed herewith.

17(a)	Annual Report of John Hancock Emerging Markets Fund dated August 31, 2014 — previously filed on Form N-CSR on October 28, 2014, accession no. 0000928816-14-001693.

17(b)	Annual Report of John Hancock Emerging Leaders Fund dated July 31, 2014 — previously filed on Form N-CSR on September 26, 2014, accession no. 0000928816-14-001542.

17(c)	Form of Proxy Card – Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain

2

the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Funds II, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 12th day of November, 2014.

JOHN HANCOCK FUNDS II
(Registrant)

By: /s/ Andrew G. Arnott

Andrew G. Arnott

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Andrew G. Arnott	President	**
Andrew G. Arnott		(Date)
/s/ Charles A. Rizzo	Chief Financial Officer (Principal Financial Officer and Principal	**
Charles A. Rizzo	Accounting Officer)	(Date)
/s/ Charles L. Bardelis*	Trustee	**
Charles L. Bardelis		(Date)
/s/ Craig Bromley*	Trustee	**
Craig Bromley		(Date)
/s/ Peter S. Burgess*	Trustee	**
Peter S. Burgess		(Date)
/s/ William H. Cunningham*	Trustee	**
William H. Cunningham		(Date)
/s/ Grace K. Fey*	Trustee	**
Grace K. Fey		(Date)
/s/ Theron S. Hoffman*	Trustee	**
Theron S. Hoffman		(Date)
/s/ Deborah C. Jackson*	Trustee	**
Deborah C. Jackson		(Date)
/s/ Hassell H. McClellan*	Trustee	**
Hassell H. McClellan		(Date)
/s/ James. M. Oates*	Trustee	**
James M. Oates		(Date)
/s/ Steven R. Pruchansky*	Trustee	**
Steven R. Pruchansky		(Date)
/s/ Gregory A. Russo*	Trustee	**
Gregory A. Russo		(Date)

4

/s/ Warren A. Thomson *	Trustee	**
Warren A. Thomson		(Date)

* By: /s/ Christopher Sechler Christopher Sechler, Attorney-in-Fact Pursuant to Powers of Attorney Filed Herewith ** November 12, 2014

5

JOHN HANCOCK FUNDS II

Exhibit List

Exhibit Number	Description of Exhibit

11	Opinion and Consent of Counsel

12	Form of Opinion as to Tax Matters and Consent

14(a)	Consent of PricewaterhouseCoopers LLP

14(b)	Consent of Dechert LLP

16	Powers of Attorney for all Trustees

17(c)	Form of Proxy Card